H1 Taxes	12 Months Ended
Dec. 31, 2021
Major components of tax expense (income) [abstract]
H1 Taxes

Taxes
The Company’s tax expense for 2021 was SEK –6,270 (–9,589) million or 21.4% (35.2%) of income after financial items. The tax rate may vary between years depending on business and geographical mix. Items reported for income taxes include the impact of the Swedish tax rate reduction which was signed into law on June 14, 2018. The law enacts a corporate income tax of 21.4% from January 1, 2019 and then reduces it to 20.6% from January 1, 2021.

Income taxes recognized in the income statement
	2021	2020	2019
Current income taxes for the year	(6,110)	(5,470)	(2,564)
Current income taxes related to prior years	(337)	(175)	(2,237)
Deferred tax income/expense (+/–)	188	(3,911)	(2,116)
Share of taxes in joint ventures and associated companies	(11)	(33)	(5)
Income tax expense	(6,270)	(9,589)	(6,922)
A reconciliation between reported tax expense for the year and the theoretical tax expense that would arise when applying statutory tax rate in Sweden, 20.6% (21.4%), on the consolidated income before taxes, is shown in the table below.
The withholding tax expense 2020 includes an impairment of withholding tax.
Taxes were positively impacted by SEK 969 million as a result of utilization of previously impaired withholding tax assets in Sweden.

Reconciliation of Swedish income tax rate with effective tax rate
	2021	2020	2019
Calculated tax expense at Swedish tax rate 20.6% (21.4%)	(6,025)	(5,823)	(1,875)
Effect of foreign tax rates	(324)	(616)	(419)
Current income taxes related to prior years	(337)	(175)	(2,237)
Remeasurement of tax loss carry-forwards	(175)	(258)	52
Remeasurement of deductible temporary differences	220	369	84
Withholding tax expense	—	(1,393)	(230)
Reversal of impaired withholding tax	969	—	519
Tax effect of non-deductible expenses	(975)	(2,079)	(3,555)
Tax effect of non-taxable income	392	372	803
Tax effect of changes in tax rates	(15)	14	(64)
Income tax expense	(6,270)	(9,589)	(6,922)
Effective tax rate	21.4%	35.2%	79.0%
Deferred tax balances
Deferred tax assets and liabilities are derived from the balance sheet items as shown in the table below.

Tax effects of temporary differences and tax loss carry-forwards
	Deferred tax assets	Deferred tax liabilities	Net balance
2021
Intangible assets and property, plant and equipment	160	1,331
Current assets	3,605	862
Post-employment benefits	6,782	567
Provisions	3,555	—
Deferred tax credits	5,288	—
Other	1,425	44
Loss carry-forwards	4,214	—
Deferred tax assets/liabilities	25,029	2,804	22,225
Netting of assets/liabilities	(1,920)	(1,920)
Deferred tax balances, net	23,109	884	22,225

2020
Intangible assets and property, plant and equipment	771	1,579
Current assets	2,235	862
Post-employment benefits	7,062	378
Provisions	3,739	—
Deferred tax credits	8,285	—
Other	1,794	277
Loss carry-forwards	4,417	—
Deferred tax assets/liabilities	28,303	3,096	25,207
Netting of assets/liabilities	(2,007)	(2,007)
Deferred tax balances, net	26,296	1,089	25,207

Changes in deferred taxes, net
	2021	2020
Opening balance, net	25,207	29,950
Recognized in net income (loss)	188	(3,911)
Recognized in other comprehensive income	(556)	794
Acquisitions/divestments of subsidiaries	171	(1,223)
Deferred tax credits utilization	(3,027)	386
Translation difference	242	(789)
Closing balance, net	22,225	25,207
Tax effects reported directly in Other comprehensive income (loss) amount to SEK
-556
(794) million, of which actuarial gains and losses related to pensions constituted SEK
-675
(900) million, revaluation of borrowings SEK
-6
(-20)
million, cash flow hedges SEK 126
(-86)
million and
non-controlling
interests SEK
-
1
(1) million.
Deferred tax assets are only recognized in countries where the Company expects to be able to generate corresponding taxable income in the future to benefit from tax reductions.
Tax loss carry-forwards
Significant tax assets regarding tax loss carry-forwards are reported to the extent that realization of the related tax benefit through future taxable profits is probable also when considering the period during which these can be utilized, as described below.
The majority of tax loss carry-forwards pertains to Sweden, United States, Mexico and Germany. These countries have long or indefinite periods of utilization. Of the total SEK 4,214 (4,417) million recognized deferred tax assets related to tax loss carry-forwards, SEK 3,512 (3,513) million relates to Sweden.
Future income projections considering 5G
roll-out,
technology leadership based on increased investments in R&D, strengthened competitive position and expansion of the product portfolio, support the conclusion that the deferred tax assets will be utilized in the foreseeable future.
As of December 31, 2021, the recognized tax loss carry-forwards amounted to SEK 19,635 (21,442) million. The reduction is primarily attributable to utilization of the loss carry-forward against current year’s taxable income. The tax value of the tax loss carry-forward is reported as a tax asset based on the indefinite utilization period and the expectation that the group will realize a significant taxable income to offset these loss carry-forwards.
The final years in which the recognized tax loss carry-forwards can be utilized are shown in the following table.

Tax loss carry-forwards
Year of expiration	Tax loss carry- forwards	Tax value
2022	37	9
2023	49	9
2024	91	20
2025	38	7
2026	9	2
2027 or later (also includes unlimited carry-forwards)	19,411	4,167
Total	19,635	4,214
In addition to the table above there are tax loss carry-forwards of SEK 4,038 (3,570) million at a tax value of SEK 671 (735)
million that have not been recognized due to judgments that they are unlikely to be utilizable against future taxable profits in the respective jurisdictions. The majority of these tax loss carry-forwards have an expiration date in excess of five years.
The Company has again considered the effect of
COVID-19
pandemic on the business and currently expect no material changes to forecast future profits which could impact recoverability of deferred tax assets. Risk assessment on the business plans is carried out on a regular basis, and deferred tax asset recoverability analysis will be performed if conditions suggest that such assets may be impaired.